                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 2)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the
[x]  Definitive Proxy Statement          Commission Only (as permitted
[ ]  Definitive Additional Materials          by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               FWB BANCORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  $125 per Exchange Act Rules 0-11(c)(1)(iii), 14a-6(i)(1), 14a-6(i)(2), or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2.   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5.   Total Fee Paid:

          ----------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

          ------------------------------------

     2.   Form, Schedule or Registration Statement No.:

          ------------------------------------

     3    Filing Party:

          ------------------------------------

     4.   Date Filed:

          ------------------------------------

                              [COMPANY LETTERHEAD]



                                 March 11, 1996



Dear Stockholder:

     We invite you to attend the Annual Meeting of Stockholders (the "Annual Meeting") of FWB Bancorporation (the "Company") to be held at FWB Bank, 1800 Rockville Pike, Rockville, Maryland on Wednesday, April 10, 1996 at 12:00 noon.

     The Annual Meeting has been called for the election of seven directors and the ratification of the appointment of the Company's independent auditors for the 1996 fiscal year. Enclosed is a proxy statement, a proxy card and an Annual Report to Stockholders for the 1995 fiscal year. Directors and officers of the Company, as well as a representative of Stegman & Company, the Company's independent auditors, will be present to respond to any questions the stockholders may have.

     You are cordially invited to attend the Annual Meeting. REGARDLESS OF WHETHER YOU PLAN TO ATTEND, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                            Sincerely,



                            Steven K. Colliatie
                            President and Chief Executive Officer

--------------------------------------------------------------------------------
                               FWB BANCORPORATION
                              1800 ROCKVILLE PIKE
                           ROCKVILLE, MARYLAND  20852
                                 (301) 770-1300
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 10, 1996
--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of FWB Bancorporation (the "Company") will be held at FWB Bank, 1800 Rockville Pike, Rockville, Maryland at 12:00 noon, on Wednesday, April 10, 1996.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon:

     1. The election of seven (7) directors of the Company to hold office until the next annual meeting of stockholders to be held in 1997 or until their successors are duly elected and qualified;

     2. The ratification of the appointment of Stegman & Company as the Company's independent certified public accountants for the fiscal year ending December 31, 1996; and

     3. Such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     Note: The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned.
Stockholders of record at the close of business on March 1, 1996 are the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

     A complete list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder for any purpose germane to the Annual Meeting during the Annual Meeting.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      BARBARA L. MARTINEZ
                                      SECRETARY
Rockville, Maryland
March 11, 1996

--------------------------------------------------------------------------------

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                PROXY STATEMENT
                                       OF
                               FWB BANCORPORATION
                              1800 ROCKVILLE PIKE
                           ROCKVILLE, MARYLAND  20852

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 10, 1996
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
General
--------------------------------------------------------------------------------

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of FWB Bancorporation (hereinafter called the "Company") to be used at the 1996 Annual Meeting of Stockholders of the Company (hereinafter called the "Annual Meeting"), which will be held at FWB Bank (the "Bank"), 1800 Rockville Pike, Rockville, Maryland on Wednesday, April 10, 1996, at 12:00 noon. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are being first mailed to stockholders on or about March 11, 1996.

--------------------------------------------------------------------------------
Voting and Revocability of Proxies
--------------------------------------------------------------------------------

          Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for (i) the nominees for director set forth below and (ii) ratification of the appointment of Stegman & Company as the Company's independent auditors for the 1996 fiscal year. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

          Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting will not revoke such stockholder's proxy.

--------------------------------------------------------------------------------
Voting Securities and Principal Holders Thereof
--------------------------------------------------------------------------------

          The securities entitled to vote at the Annual Meeting consist of the Company's common stock, $.10 par value per share (the "Common Stock"). Stockholders of record as of the close of business on March 1, 1996 (the "Record Date") are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 3,258,833 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

          Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by all persons who have filed the reports required of persons beneficially owning more than 5% of the Common Stock or who were known to the Company to beneficially own more than 5% of the Company's Common Stock outstanding at the Record Date, as well as information as to the Common Stock beneficially owned by each of the Company's directors, including the Chief Executive Officer, and all of the Company's directors and executive officers as a group.

                                           Shares of Common Stock
                                             Beneficially Owned     Percent
                                             at Record Date (1)    of Class
                                             ------------------    --------

Directors:
---------

  Wilma E. Bernstein (3)                        181,512 (2)         5.56%
  Abbey J. Butler                               255,000 (2)(4)      7.81%
  Steven K. Colliatie                            46,016 (2)         1.39%
  Melvyn J. Estrin (3)                          614,204 (2)(5)     18.82%
  Nella C. Manes                                 87,390 (2)         2.68%
  Avis Y. Pointer                                 8,744 (2)          .27%
  Joan H. Schonholtz                            329,848 (2)(6)     10.11%

All directors and executive officers of
  the Company as a group (8 persons)          1,522,714 (2)        45.67%

Persons Owning Greater than 5%:
------------------------------

  Abod Enterprises
  15756 Cherry Blossom Lane
  North Potomac, MD  20878                      254,428             7.81%

  Joel and Sharon Comiteau
  30 Stone Drive
  West Orange, NJ  07052                        250,000             7.67%

--------------------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals exercise sole voting and investment power over the shares of the Common Stock.
(2)  Includes 5,000, 5,000, 45,000, 5,000, 5,000, 5,000, 5,000 and 75,000 shares which Directors Bernstein, Butler, Colliatie, Estrin, Manes, Pointer and Schonholtz and all directors and executive officers as a group, respectively, have the right to acquire upon the exercise of options exercisable within 60 days of the Record Date.
(3)  Wilma Bernstein and Melvyn Estrin are sister and brother.
(4) Includes 50,000 shares owned by C.B. Equities Retirement Trust, of which Mr. Butler is co-trustee.
(5) Includes 50,000 shares owned by the Sidney Goldstein Family Trust, of which Mr. Estrin is trustee, 35,000 shares owned by the Estrin Grandchildren Trust, 35,000 shares owned by the Lemer Grandchildren Trust of which Mr. Estrin is co-trustee, 6,050 shares owned by Mr. Estrin's wife, 8,525 shares owned by Mr. Estrin's daughter and 8,525 shares owned by Mr. Estrin as guardian for his son.
(6)  Includes 56,626 shares owned by the husband of Ms. Schonholtz.

     Based solely on the Company's review of the copies of ownership reports which it has received in the past fiscal year, or written representations from officers, directors and persons who own more than 10% of the Common Stock that no annual report of change in beneficial ownership is required, the Company believes that during the fiscal year ended December 31, 1995, all the filing requirements applicable to its officers, directors and stockholders owning in excess of 10% of the Common Stock have been complied with, with the exception that Mr. Estrin failed to file a Form 4 reporting the acquisition of shares of Common Stock in August 1995 and Mr. Colliatie failed to file Form 4's reporting the acquisition of shares of Common Stock in August and November 1995. Each of Mr. Estrin and Mr. Colliatie corrected these omissions by filing a Form 5 on February 14, 1996.

--------------------------------------------------------------------------------
                      PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors is currently composed of seven members. The nominees listed below, if elected at the Annual Meeting, will hold office until the Annual Meeting of Stockholders to be held in 1997, and until their successors have been duly elected and qualified. Under Maryland law, directors are elected by a majority of the votes cast at the Annual Meeting and entitled to vote on the election of directors.

     It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any of the nominees is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend, or the size of the Board of Directors may be reduced to eliminate the vacancy. At this time, the Board of Directors knows of no reason why any nominee might be unavailable to serve.

     The following table sets forth, for each nominee, his or her name, age as of the Record Date, the year he or she first became a director of the Company and the expiration of his or her current term as a director of the Company. Each director of the Company also is a member of the Board of Directors of the Bank. There are no arrangements or understandings between the Company and any director pursuant to which such person has been elected a director of the Company, and no director is related to any other director or executive officer by blood, marriage or adoption, except as otherwise noted.

                             Age                              Current
                           as of the           Director        Term
        Name              Record Date          Since (1)     to Expire
        ----              -----------          ---------     ---------

                       BOARD NOMINEES FOR TERMS TO EXPIRE
                           AT THE 1997 ANNUAL MEETING

    Wilma E. Bernstein (2)    56                  1993          1996
    Abbey J. Butler           58                  1993          1996
    Steven K. Colliatie       44                  1991          1996
    Melvyn J. Estrin (2)      53                  1993          1996
    Nella C. Manes            75                  1979          1996
    Avis Y. Pointer           57                  1979  (3)     1996
    Joan H. Schonholtz        62                  1979          1996

--------------------

(1) Includes years of service as a director of the Company's predecessor, the Bank.
(2) Wilma Bernstein and Melvyn Estrin are sister and brother.
(3) Avis Pointer resigned from the Board of Directors in 1993 and was reappointed in 1994.

     Presented below is certain information concerning the directors of the Company. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.


     Wilma E. Bernstein is an investor in real estate partnerships.

     Abbey J. Butler is Co-Chairman and Co-Chief Executive Officer of FoxMeyer Health Corporation (formerly National Intergroup, Inc.), a New York Stock Exchange listed corporation, a position he has held since 1991. Mr. Butler is also President and Director of C.B. Equities, Corp., a private investment company.

     Steven K. Colliatie has been President and Chief Executive Officer of the Company since 1992 and of the Bank since 1991. Prior to that time, Mr. Colliatie was President of First Liberty National Bank in Washington, D.C. from 1989 to 1991.

     Melvyn J. Estrin is currently Co-Chairman and Co-Chief Executive Officer of FoxMeyer Health Corporation, a position he has held since 1991. Mr. Estrin is also Chairman of the Board of University Research Corporation, a government contracting company.

     Nella C. Manes has been President of NCM, Inc., a real estate investment company, since 1991. Prior to that time, Ms. Manes was President of N. Manes, Inc., an advertising and public relations firm. Ms. Manes also served as Treasurer of the Bank from 1983 to 1994.

     Avis Y. Pointer has been President of Quantum Leap, Inc. since April 1, 1995. Prior to that, she was Vice President of National Medical Association from 1983 to July 1, 1995, and from 1980 to 1993, she served as Associate Vice President of Howard University.

     Joan H. Schonholtz is Chairman of the Board of the Company and the Bank. Ms. Schonholtz was Secretary/Treasurer of Schonholtz & Magee, M.D., Orthopedics P.A. from 1977 to June 15, 1995, at which time she retired from that position.

Executive Officers Who Are Not Directors

     The following sets forth information with respect to the executive officer of the Company who does not serve on the Board of Directors.

                             Age
                          as of the
    Name                 Record Date              Title
    ----                 -----------              -----
Barbara L. Martinez           39           Chief Financial Officer, Treasurer and Secretary


    Barbara L. Martinez has served as Chief Financial Officer, Treasurer and Secretary since joining the Company in April 1994. Prior to that time, Ms. Martinez was Vice President and Cashier of Citizens Bank of Virginia in Arlington, Virginia from September 1988 through April 1994.

--------------------------------------------------------------------------------
               Meetings and Committees of the Board of Directors
--------------------------------------------------------------------------------

    The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees. The Board of Directors of the Company meets monthly and may have additional meetings as needed. During 1995, the Board of Directors of the Company held 12 meetings. All of the directors of the Company attended at least 75% in the aggregate of the total number of the Company's Board meetings and committee meetings on which such director served during fiscal 1995. The Board of Directors of the Company has standing Audit and Compensation Committees.

    The Audit Committee of the Board of Directors has the general responsibility of supervising, on behalf of the Board of Directors, the performance of the auditing functions of the Bank and the Company. The Audit Committee reviews the internal audit program of the Bank and meets with the Bank's internal auditor to discuss internal auditing procedures. The Audit Committee held four meetings during 1995. The members of the Committee during the past year were Joan H. Schonholtz, (Chairman), Abbey J. Butler, Steven K. Colliatie, Melvyn Estrin, Nella C. Manes, and Avis Y. Pointer.

    The Compensation and Stock Option Committee of the Company's Board of Directors has the general responsibility of reviewing the compensation and benefits for all employees of the Company and the Bank and specifically reviewing the individual salaries and benefits of officers of the Company and the Bank. The directors who served on the Compensation and Stock Option Committee are Melvyn J. Estrin, Chairman, Wilma E. Bernstein, Abbey J. Butler, and Joan H. Schonholtz. The Committee met once during 1995.

    The Company's Nominating Committee is not a standing committee but is convened as needed with director members appointed by the Chairman. While the Committee will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders. Nominations by stockholders must comply with certain procedural and informational requirements set forth in the bylaws of the Company. The Nominating Committee met once during 1995.

--------------------------------------------------------------------------------
                   Executive Compensation and Other Benefits
--------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

    The following table sets forth the cash and noncash compensation for fiscal 1995, 1994 and 1993 awarded to or earned by the Company's Chief Executive Officer. No other executive officer of the Company or the Bank earned salary and bonus in fiscal 1995 exceeding $100,000 for services rendered in all capacities to the Company and its subsidiaries.

                                                                                Long-Term Compensation
                                                                             -----------------------------
                                             Annual Compensation                   Awards       Payouts
                                     --------------------------------------  ----------------  -----------
                                                                             Restricted  Securities
        Name and          Fiscal                             Other Annual      Stock     Underlying     LTIP     All Other
   Principal Position      Year       Salary      Bonus     Compensation(1)    Award(s)  Options(#)    Payouts  Compensation
------------------------   ----       ------      -----     ---------------  ----------  ----------    -------  ------------

Steven K. Colliatie        1995      $ 118,847    $  --          $                --            --        --      $ 6,550
  President and Chief      1994        115,000       --              --           --        45,000        --        6,539
  Executive Officer        1993        111,328       --              --           --            --        --        4,550
------------------

(1) Executive officers of the Bank receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officer in fiscal 1995 did not exceed 10% of the executive officer's salary and bonus.

Fiscal Year-End Option Value

     The following table sets forth information concerning the number and potential realizable value at the end of the fiscal year of options held by the Company's Chief Executive Officer. No options were granted to or exercised by the Company's Chief Executive Officer during fiscal 1995. No options held by any executive officer of the Company repriced during the Company's last ten full fiscal years.

                  Number of Securities            Value of Unexercised
                 Underlying Unexercised               In-the-Money
                    Options/SARs at                  Options/SARs at
                   Fiscal Year End (#)              Fiscal Year End ($)
Name            Exercisable/Unexercisable        Exercisable/Unexercisable
----            -------------------------        -------------------------
Steven K. Colliatie     45,000/--                         $11,250/--

--------------------
(1) Calculated based on the product of: (a) the number of shares subject to options and (b) the difference between the fair market value of underlying Common Stock at December 31, 1995 ($2.00, which was the closing bid price of the Common Stock on December 31, 1995 as reported in The Washington Post) and the exercise price of the options.
            -------------------

Director Compensation

     Directors did not receive a retainer or fees for attendance at full Board or committee meetings during 1995.

     The Company has adopted a stock option plan for all directors who are not also employees of the Company or the Bank. On May 12, 1994, all directors were each granted options for 5,000 shares of Common Stock and, on an annual basis commencing on May 12, 1995, directors are granted options to purchase 2,500 shares of the Common Stock at an exercise price equal to the fair market value as of the date of grant. Each option granted becomes exercisable one year from the date of grant. Directors who are officers of the Company or the Bank are eligible to participate in the Company's 1994 Incentive Stock Option Plan.

Certain Transactions

     All loans made by the Bank to its executive officers and directors were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.

--------------------------------------------------------------------------------
             PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     The Board of Directors has heretofore renewed the Company's arrangements with Stegman & Company, independent public accountants, to be its auditors for the 1996 fiscal year, subject to ratification by the Company's stockholders. A representative of Stegman & Company will be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

     The appointment of the auditors must be approved by a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that shareholders vote "FOR" the approval of the appointment of auditors.

--------------------------------------------------------------------------------
                                 OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

--------------------------------------------------------------------------------
                                 MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's 1995 Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                             STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 1800 Rockville Pike, Rockville, Maryland 20852 no later than November 1, 1996. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    BARBARA L. MARTINEZ
                                    SECRETARY
Rockville, Maryland
March 11, 1996

--------------------------------------------------------------------------------
                          ANNUAL REPORT ON FORM 10-KSB
--------------------------------------------------------------------------------
A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO: SECRETARY, FWB BANCORPORATION, 1800 ROCKVILLE PIKE, ROCKVILLE, MARYLAND 20852.
--------------------------------------------------------------------------------

                                REVOCABLE PROXY
                               FWB BANCORPORATION
                    ------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  APRIL 10, 1996
                    ------------------------------------------


          The undersigned hereby appoints Joan H. Schonholtz and Steven K. Colliatie with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of FWB Bancorporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held at FWB Bank, 1800 Rockville Pike, Rockville, Maryland on Wednesday, April 10, 1996 at 12:00 noon, and at any and all adjournments thereof, as indicated below and in accordance with the determination of a majority of the Board of Directors with respect to other matters which come before the Annual Meeting.

                                                 VOTE
                                         FOR    WITHHELD
                                         ---    --------

1.  The election as director of the
    nominee listed below (except as      [ ]      [ ]
    marked to the contrary below).

    Wilma E. Bernstein
    Abbey J. Butler
    Steven K. Colliatie
    Melvyn J. Estrin
    Nella C. Manes
    Avis Y. Pointer
    Joan H. Schonholtz

    INSTRUCTION:  To withhold your vote for a nominee,
    insert that nominee's name on the line provided
    below.
    ----------------------------------

                                                       FOR      AGAINST  ABSTAIN
                                                       ---      -------  -------

II. The ratification of the appointment of
    Stegman & Company as independent certified         [ ]        [ ]      [ ]
    public accountants of the Company for the fiscal year ending December 31, 1996.

     The Board of Directors recommends a vote "FOR" the nominees and the ratification of independent certified public accountants.

--------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND FOR THE OTHER PROPOSAL SPECIFIED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
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

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the undersigned.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting, the Company's Proxy Statement for the Annual Meeting and an Annual Report for the 1995 fiscal year.


Dated: ________________________, 1996



--------------------------------                  ------------------------------
   PRINT NAME OF STOCKHOLDER                         PRINT NAME OF STOCKHOLDER



--------------------------------                  ------------------------------
   SIGNATURE OF STOCKHOLDER                          SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


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PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
POSTAGE-PREPAID ENVELOPE.
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